UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2024

CUE HEALTH INC.

(Exact name of Registrant, as specified in its charter)

Delaware	001-40824	27-1562193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:
4980 Carroll Canyon Rd.
Suite 100
San Diego, CA 92121
(Address of principal executive
offices)

Registrant's telephone number, including area code: (858) 412-8151

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HLTH	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Ayub Khattak

On May 12, 2024, Ayub Khattak provided notice of his resignation from the Board of Directors (the “Board”) of Cue Health Inc. ("the Company") and all committees thereof, to be effective as of May 14, 2024. Mr. Khattak’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Departure of Rishi Reddy

On May 15, 2024, Rishi Reddy provided notice of his resignation from the Board and all committees thereof, effective immediately. Mr. Reddy’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2024, the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”) was convened as previously scheduled and announced on April 12, 2024, in accordance with the bylaws of the Company.

Prior to any action being taken by the Company’s stockholders on the proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, in line with the powers vested in the chairman of the Annual Meeting, the Annual Meeting was adjourned by the chairman to a time and place to be determined and announced.

Item 8.01 Other Events.

FDA Letter

On May 9, 2024, the U.S. Food and Drug Administration (the “FDA”) issued the Company a warning letter regarding its Emergency Use Authorization (“EUA”) COVID-19 Test Cartridge (the “Warning Letter”). In light of the Warning Letter, the Company has decided to voluntarily and temporarily pause sales and distribution of its currently marketed EUA COVID-19 Test Cartridge. The Company is actively working with the FDA to quickly resolve the issues that were raised and is working with customers to reach appropriate resolutions.

Notification of Late Filing

On May 16, 2024, the Company filed a Notification of Late Filing on Form 12b-25 (the “Form 12b-25”) with the Securities and Exchange Commission indicating that it was unable, without unreasonable effort or expense, to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the “Form 10-Q”) by May 15, 2024, the required filing date, as a result of the Company’s workforce reductions. The Company will not be filing the Form 10-Q within the extension period of five calendar days as provided under Rule 12b-25 of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL) document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Health Inc.

Date: May 16, 2024	By:	/s/ Clint Sever
	Name:	Clint Sever
	Title:	Chief Executive Officer

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